                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported): JULY 19, 2001


                                 PLANETCAD INC.
               (Exact Name of Registrant as Specified in Charter)

        DELAWARE                       0-288-42                 84-1035353
(State of Incorporation)        (Commission File Number)    (IRS Employer
                                                            Identification No.)

   2520 55TH STREET, SUITE 200
   BOULDER, COLORADO                                               80301
-------------------------------------------------------------------------------
   (Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code: (303) 209-9100

------------------------------------------------------------------------------

                                       N/A
------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

         On July 19, 2001, PlanetCAD Inc. issued a press release relating to an expected restatement of financial statements. A copy of the press release is attached hereto as an exhibit.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.

         99.1     Press release of PlanetCAD dated July 19, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PLANETCAD INC.


Date: July 19, 2001                         By:  /s/ Joy Godesiabois Sullins
      -------------                            -------------------------------
                                               Name:  Joy Godesiabois Sullins
                                               Title: Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit
Number          Description                                           Page
-------         -----------                                           ----
99.1            Press release of PlanetCAD dated July 19, 2001.        4



                                       3